UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported)  February 11, 2009 (February 5, 2009)
                                   ------------------------------------

                                 GAMESTOP CORP.
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             (Exact name of registrant as specified in its charter)

         Delaware                   1-32637                   20-2733559
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(State or other jurisdiction      (Commission              (I.R.S. Employer
    of incorporation)             File Number)            Identification No.)

        625 Westport Parkway, Grapevine, TX                     76051
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      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (817) 424-2000
                                                    ----------------------------


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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On February 5, 2009, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of GameStop Corp. (the "Company") determined that the Company had met the threshold performance goals with respect to operating earnings (the "Operating Earnings Target") for the fiscal year ended January 31, 2009 ("fiscal 2008") under the Company's Supplemental Compensation Plan (the "Compensation Plan"). As a result of the Company achieving the Operating Earnings Target, the Board approved the payment of cash bonuses to the named executive officers set forth below in accordance with the Compensation
Plan:

                                                                     Fiscal 2008
Name and Position                                                       Bonus
--------------------                                                ------------
R. Richard Fontaine, Executive Chairman                               $2,400,000
Daniel A. DeMatteo, Chief Executive Officer                           $2,400,000
J. Paul Raines, Chief Operating Officer                               $  900,000
David W. Carlson, Executive Vice President & Chief Financial Officer  $  330,000
Tony D. Bartel, Executive Vice President, Merchandising & Marketing   $  300,000

Fiscal 2009 Salaries

     On February 5, 2009, the Committee set the annual base compensation for the fiscal year ending January 30, 2010 ("fiscal 2009") of R. Richard Fontaine, Executive Chairman, at $1,200,000, Daniel A. DeMatteo, Chief Executive Officer, at $1,250,000, J. Paul Raines, Chief Operating Officer, at $920,000, David W. Carlson, Executive Vice President & Chief Financial Officer, at $500,000 and Tony D. Bartel, Executive Vice President, Merchandising & Marketing, at $500,000.

Fiscal 2009 Performance Bonus Criteria

     On February 5, 2009, the Committee set the performance criteria under the Compensation Plan for purposes of determining bonuses for fiscal 2009 to be paid to R. Richard Fontaine, Executive Chairman, Daniel A. DeMatteo, Chief Executive Officer, J. Paul Raines, Chief Operating Officer, David W. Carlson, Executive Vice President & Chief Financial Officer and Tony D. Bartel, Executive Vice President, Merchandising & Marketing.

     The performance criteria are based on operating earnings with bonus payouts based on a percentage of annual salary as set forth below. Bonuses may also be earned in lesser percentages if targets are not achieved by specified amounts.

                                                                               Maximum Annual
                                                                               Bonus Payable
                                                   Annual Bonus                as Percentage of
                                                   as Percentage               Annual Salary if
                                                   of Annual Salary            Target Exceeded
Name and Position                                  if Target Achieved          by Specified Amount
-----------------                                  ------------------          -------------------
R. Richard Fontaine
Executive Chairman                                        200%                       250%

Daniel A. DeMatteo
Chief Executive Officer                                   200%                       250%

J. Paul Raines, Chief Operating Officer                   100%                       125%

David W. Carlson
Executive Vice President & Chief Financial Officer         75%                        94%

Tony D. Bartel
Executive Vice President, Merchandising & Marketing        75%                        94%


Grants Under the Company's Incentive Plan

     On February 5, 2009, the Committee approved the following grants of restricted shares under the Company's Incentive Plan to the Company's executive officers and directors:

Name and Position                                            Grant
-----------------                                            -----

R. Richard Fontaine
Executive Chairman                                  87,000 Restricted Shares (1)

Daniel A. DeMatteo
Chief Executive Officer                             87,000 Restricted Shares (1)

J. Paul Raines
Chief Operating Officer                             60,000 Restricted Shares (1)

David W. Carlson
Executive Vice President & Chief Financial Officer  30,000 Restricted Shares (1)

Tony D. Bartel
Executive Vice President, Merchandising & Marketing 30,000 Restricted Shares (1)

Robert A. Lloyd
Senior Vice President & Chief Accounting Officer     7,200 Restricted Shares (1)

Each Non-Employee Member of the Board of Directors
(nine individuals)                                   6,120 Restricted Shares (1)

   (1) Class A Common Stock, vesting in equal annual installments on February 5th of each of the years 2010 through 2012.


Cash Bonus Related to Vesting of Restricted Share Grants

     On February 5, 2009, the Board, upon the recommendation of the Committee, approved a cash bonus to each of the above-referenced recipients of a restricted share grant in an amount equal to $26.00 per each restricted share granted, payable only if and to the extent such restricted share vests. The net amount of such bonus, after deduction of applicable withholding taxes, may (and is expected to) be withheld by the Company to satisfy any applicable withholding taxes due to the Company from the recipient with respect to the related restricted share vesting, with the balance, if any, to be paid by the Company to the recipient in cash within ten days following the date such restricted share vests.


Fiscal 2009 Board Fees

     On February 5, 2009, the Board, upon the recommendation of the Committee, approved the Board fees for fiscal 2009. The annual retainer to be received by each non-employee member of the Board for fiscal 2009 was set at $50,000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GAMESTOP CORP.
                                       --------------
                                       (Registrant)


Date: February 11, 2009


                                       /s/ David W. Carlson
                                       --------------------------
                                       Name:  David W. Carlson
                                       Title: Executive Vice President and Chief
                                              Financial Officer